UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2022

LEADER CAPITAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56159	37-1853394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2708-09, Metropolis Tower, 10 Metropolis Drive, Hung Hom, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3487 6378

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 2, 2022, Leader Capital Holdings Corp. (the “Company”) filed Form 8-K pursuant to Item 4.01 disclosing that the Board of Directors approved the engagement of YCY CPAS PLLC (“YCY”) as its independent registered public accounting firm for the fiscal year ended August 31, 2022. On the same day, the Board of Directors approved the dismissal of Centurion ZD CPA & Co. (“Centurion”) as independent registered public accounting firm of the Company.

On November 29, 2022, the Company received a resignation letter from YCY stating that due to health issues by the partner in charge of the engagement and limited staffing at YCY, it could no longer serve as the Company’s audit firm. For the period beginning from the date of YCY’s engagement through the interim period ending on November 29, 2022, YCY did not issue any reports on the Company’s financial statements and the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with YCY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of YCY, would have caused it to make reference to the subject matter of such disagreements in its audit reports. YCY has not issued any audit reports concerning the Company.

On November 30, 2022, the Board of Directors approved the engagement of Centurion as its independent registered public accounting firm for the fiscal year ended August 31, 2022.

None of the reportable events of the type set forth in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K occurred within period of the engagement of YCY up to the date of resignation.

The Company has provided YCY with a copy of the disclosures it is making in this Form 8-K and requested that YCY furnish the Company a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of YCY’s letter, dated December 2, 2022 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter dated December 2, 2022 from YCY CPAS PLLC. to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEADER CAPITAL HOLDINGS CORP.

Date: December 2, 2022	By:	/s/ Yi-Hsiu Lin
Yi-Hsiu Lin Chief Executive Officer

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